Exhibit 99.2

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On July 8, 2022, CTO Realty Growth, Inc. (the “Company” or “CTO”) completed the acquisition of a retail center located in Atlanta, Georgia (“Madison Yards” or the “Property”) from a certain project owner (the “Seller”) for a purchase price of $80.2 million. There is no material relationship between the Company or any director or officer of the Company, or any associate of any director or officer of the Company, and the Seller, other than with respect to the Company’s acquisition of Madison Yards. The acquisition was funded using (a) available cash, (b) 1031 like-kind exchange proceeds generated from certain of the Company’s previously completed property dispositions, and (c) proceeds from the Company’s revolving credit facility, and was structured as a reverse like-kind exchange in order to account for possible future dispositions of income properties by the Company.

On October 14, 2022, CTO Realty Growth, Inc. (the “Company” or “CTO”) completed the acquisition of a grocery-anchored mixed-use center in the Richmond, Virginia Metropolitan Area (“West Broad Village” or the “Property”) from a certain institutional owner (the “Seller”) for a purchase price of $93.85 million. There is no material relationship between the Company or any director or officer of the Company, or any associate of any director or officer of the Company, and the Seller, other than with respect to the Company’s acquisition of West Broad Village. The acquisition was funded using (a) available cash, (b) 1031 like-kind exchange proceeds generated from certain of the Company’s previously completed property dispositions, and (c) proceeds from the Company’s revolving credit facility, and was structured as a reverse like-kind exchange in order to account for possible future dispositions of income properties by the Company.

The following unaudited pro forma consolidated balance sheet as of June 30, 2022, unaudited pro forma consolidated statement of operations for the six months ended June 30, 2022, and unaudited pro forma consolidated statement of operations for the year ended December 31, 2021 (collectively, the “Unaudited Pro Forma Financials”) give effect to the acquisitions of Madison Yards and West Broad Village. The adjustments in the Unaudited Pro Forma Financials are referred to herein as the “Property Acquisition Transaction Accounting Adjustments.”

Transaction Accounting Adjustments

The Unaudited Pro Forma Financials present the effects of the acquisitions of Madison Yards and West Broad Village (together, the “Properties”) as though such acquisitions had occurred on January 1, 2021, the beginning of the earliest applicable reporting period.

Unaudited Pro Forma Financials

The Unaudited Pro Forma Financials are based on the estimates and assumptions as of the date of this Current Report on Form 8-K set forth in the notes to the Unaudited Pro Forma Financials, which are preliminary and have been made solely for the purpose of developing such pro forma information. The Unaudited Pro Forma Financials are not necessarily indicative of the financial position or operating results that would have been achieved had the acquisitions of the Properties occurred on the date indicated, nor are they necessarily indicative of the Company’s future financial position or operating results. Assumptions underlying the adjustments to the Unaudited Pro Forma Financials are described in the accompanying notes, which should be read in conjunction with the Unaudited Pro Forma Financials.

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2022

(In thousands, except share and per share data)

		Property Acquisition		Property Acquisition
		Transaction		Transaction
		Accounting		Accounting
		Adjustments -		Adjustments - West
	Historical	Madison Yards	Notes	Broad Village	Notes	Pro Forma
ASSETS
Real Estate:
Land, at Cost	$205,245	$19,767	[A]	$12,110	[A]	$237,122
Building and Improvements, at Cost	344,205	47,907	[A]	65,776	[A]	457,888
Other Furnishings and Equipment, at Cost	741	—		—		741
Construction in Process, at Cost	10,419	—		—		10,419
Total Real Estate, at Cost	560,610	67,674		77,886		706,170
Less, Accumulated Depreciation	(31,735)	—		—		(31,735)
Real Estate—Net	528,875	67,674		77,886		674,435
Land and Development Costs	686	—		—		686
Intangible Lease Assets—Net	78,328	13,836	[A]	18,047	[A]	110,211
Investment in Alpine Income Property Trust, Inc.	38,483	—		—		38,483
Mitigation Credits	3,436	—		—		3,436
Mitigation Credit Rights	21,018	—		—		21,018
Commercial Loan and Investments	68,783	—		—		68,783
Cash and Cash Equivalents	7,137	(7,532)	[B]	(4,693)	[B]	(5,088)
Restricted Cash	27,189	(17,490)	[B]	(35,040)	[B]	(25,341)
Refundable Income Taxes	286	—		—		286
Deferred Income Taxes—Net	105	—		—		105
Other Assets	28,029	—		—		28,029
Total Assets	$802,355	$56,488		$56,200		$915,043

See accompanying notes to unaudited pro forma consolidated financial statements.

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET (Continued)

AS OF JUNE 30, 2022

(In thousands, except share and per share data)

		Property Acquisition		Property Acquisition
		Transaction		Transaction
		Accounting		Accounting
		Adjustments -		Adjustments - West
	Historical	Madison Yards	Notes	Broad Village	Notes	Pro Forma
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Accounts Payable	$1,325	$—		$—		$1,325
Accrued and Other Liabilities	15,705	563	[B]	1,487	[B]	17,755
Deferred Revenue	5,358	362	[B]	409	[B]	6,129
Intangible Lease Liabilities—Net	5,277	1,063	[A]	1,340	[A]	7,680
Long-Term Debt	343,196	54,500	[B]	52,963	[B]	450,659
Total Liabilities	370,861	56,488		56,200		483,549
Commitments and Contingencies
Stockholders’ Equity:
Preferred Stock – 100,000,000 shares authorized; $0.01 par value, 6.375% Series A Cumulative Redeemable Preferred Stock, $25.00 Per Share Liquidation Preference, 3,000,000 shares issued and outstanding at June 30, 2022	30	—		—		30
Common Stock – 500,000,000 shares authorized; $0.01 par value, 6,082,626 shares issued and outstanding at June 30, 2022	61	—		—		61
Additional Paid-In Capital	86,347	—		—		86,347
Retained Earnings	332,916	—		—		332,916
Accumulated Other Comprehensive Income	12,140	—		—		12,140
Total Stockholders’ Equity	431,494	—		—		431,494
Total Liabilities and Stockholders’ Equity	$802,355	$56,488		$56,200		$915,043

See accompanying notes to unaudited pro forma consolidated financial statements.

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2022

(In thousands, except share and per share data)

		Property Acquisition		Property Acquisition
		Transaction		Transaction
		Accounting		Accounting
		Adjustments -		Adjustments - West
	Historical	Madison Yards	Notes	Broad Village	Notes	Pro Forma
Revenues
Income Properties	$31,535	$3,214	[A][B]	$4,444	[A][B]	$39,193
Management Fee Income	1,884	—		—		1,884
Interest Income From Commercial Loans and Investments	2,008	—		—		2,008
Real Estate Operations	1,246	—		—		1,246
Total Revenues	36,673	3,214		4,444		44,331
Direct Cost of Revenues
Income Properties	(8,828)	(632)	[A]	(1,149)	[A]	(10,609)
Real Estate Operations	(279)	—		—		(279)
Total Direct Cost of Revenues	(9,107)	(632)		(1,149)		(10,888)
General and Administrative Expenses	(5,719)	—		—		(5,719)
Depreciation and Amortization	(13,096)	(1,198)	[B]	(1,684)	[B]	(15,978)
Total Operating Expenses	(27,922)	(1,830)		(2,833)		(32,585)
Loss on Disposition of Assets	(245)	—		—		(245)
Other Gains and Income (Loss)	(245)	—		—		(245)
Total Operating Income	8,506	1,384		1,611		11,501
Investment and Other Loss	(3,205)	—		—		(3,205)
Interest Expense	(4,179)	(633)	[C]	(615)	[C]	(5,427)
Income Before Income Tax Benefit	1,122	751		996		2,869
Income Tax Benefit	298	—		—		298
Net Income Attributable to the Company	1,420	751		996		3,167
Distributions to Preferred Stockholders	(2,391)	—		—		(2,391)
Net Income (Loss) Attributable to Common Stockholders	$(971)	$751		$996		$776

Per Share Information:
Basic and Diluted Net Income (Loss) Attributable to Common Stockholders	$(0.16)	$0.13		$0.17		$0.13

Weighted Average Number of Common Shares
Basic and Diluted	5,956,798	5,956,798		5,956,798		5,956,798

See accompanying notes to unaudited pro forma consolidated financial statements.

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

(In thousands, except share and per share data)

		Property Acquisition		Property Acquisition
		Transaction		Transaction
		Accounting		Accounting
		Adjustments -		Adjustments - West
	Historical	Madison Yards	Notes	Broad Village	Notes	Pro Forma
Revenues
Income Properties	$50,679	$6,473	[A][B]	$8,679	[A][B]	$65,831
Management Fee Income	3,305	—		—		3,305
Interest Income From Commercial Loan and Investments	2,861	—		—		2,861
Real Estate Operations	13,427	—		—		13,427
Total Revenues	70,272	6,473		8,679		85,424
Direct Cost of Revenues
Income Properties	(13,815)	(1,326)	[A]	(2,258)	[A]	(17,399)
Real Estate Operations	(8,615)	—		—		(8,615)
Total Direct Cost of Revenues	(22,430)	(1,326)		(2,258)		(26,014)
General and Administrative Expenses	(11,202)	—		—		(11,202)
Impairment Charges	(17,599)	—		—		(17,599)
Depreciation and Amortization	(20,581)	(2,396)	[B]	(3,367)	[B]	(26,344)
Total Operating Expenses	(71,812)	(3,722)		(5,625)		(81,159)
Gain on Disposition of Assets	28,316	—		—		28,316
Loss on Extinguishment of Debt	(3,431)	—		—		(3,431)
Other Gains and Income	24,885	—		—		24,885
Total Operating Income	23,345	2,751		3,054		29,150
Investment and Other Income	12,445	—		—		12,445
Interest Expense	(8,929)	(792)	[C]	(770)	[C]	(10,491)
Income Before Income Tax Benefit	26,861	1,959		2,284		31,104
Income Tax Benefit	3,079	—		—		3,079
Net Income Attributable to the Company	29,940	1,959		2,284		34,183
Distributions to Preferred Stockholders	(2,325)	—		—		(2,325)
Net Income Attributable to Common Stockholders	$27,615	$1,959		$2,284		$31,858

Per Share Information:
Basic and Diluted Net Income Attributable to Common Stockholders	$4.69	$0.33		$0.39		$5.41

Weighted Average Number of Common Shares
Basic and Diluted	5,892,270	5,892,270		5,892,270		5,892,270

See accompanying notes to unaudited pro forma consolidated financial statements.

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. BASIS OF PRESENTATION

The unaudited pro forma consolidated balance sheet as of June 30, 2022, unaudited pro forma consolidated statement of operations for the six months ended June 30, 2022, and unaudited pro forma consolidated statement of operations for the year ended December 31, 2021 present the effects of the acquisitions of Madison Yards and West Broad Village as though they had occurred on January 1, 2021, the beginning of the earliest applicable reporting period.

The acquisitions of Madison Yards and West Broad Village were funded using (a) available cash, (b) 1031 like-kind exchange proceeds generated from certain of the Company’s previously completed property dispositions, and (c) proceeds from the Company’s revolving credit facility. The acquisitions were structured as reverse like-kind exchanges in order to account for possible future dispositions of income properties by the Company.

Unaudited Pro Forma Financials. The Unaudited Pro Forma Financials are based on the estimates and assumptions as of the date of this Current Report on Form 8-K set forth in the notes to the Unaudited Pro Forma Financials, which are preliminary and have been made solely for the purpose of developing such pro forma information. The Unaudited Pro Forma Financials are not necessarily indicative of the financial position or operating results that would have been achieved had the acquisitions of the Properties occurred on the date indicated, nor are they necessarily indicative of the Company’s future financial position or operating results. Assumptions underlying the adjustments to the Unaudited Pro Forma Financials are described in the accompanying notes, which should be read in conjunction with the Unaudited Pro Forma Financials.

NOTE 2. PRO FORMA ADJUSTMENTS

Pro Forma Consolidated Balance Sheet as of June 30, 2022

[A] Represents the fair value of the real estate acquired subsequent to June 30, 2022 which are allocated to the acquired tangible assets, consisting of building and improvements, as well as the right-of-use asset related to the land underlying the buildings, and identified intangible lease assets and liabilities, consisting of the value of above-market and below-market leases, the value of in-place leases, and the value of leasing costs. The fair value allocation was provided by a third-party valuation company.

The following represents the allocation of total acquisition costs for Madison Yards and West Broad Village, respectively (in thousands):

		West Broad
Allocation of Purchase Price:	Madison Yards	Village
Land, at Cost	$19,767	$12,110
Building and Improvements, at Cost	47,907	65,776
Intangible Lease Assets	13,836	18,047
Intangible Lease Liabilities	(1,063)	(1,341)
Total Acquisition Cost - Purchase Price Plus Acquisition Costs	$80,447	$94,592

[B] Represents the sources and uses of funds related to the Madison Yards and West Broad Village acquisition, which occurred subsequent to June 30, 2022.

The Madison Yards acquisition consisted of the use of available cash of $7.5 million, $17.5 million of like-kind exchange proceeds from certain of the Company’s previously completed property dispositions, and a draw on the Company’s unsecured revolving credit facility of $54.5 million for total sources of $79.5 million. The Madison Yards acquisition is summarized as follows: purchase price of $80.2 million plus closing costs of $0.3 million, for a total acquisition cost of $80.5 million, as allocated pursuant to Note [A] above, less $1.0 million of credits received at closing which are reflected as an increase in Accrued and Other Liabilities and Deferred Revenue of $0.6 million and $0.4 million, respectively, for total uses of $79.5 million.

The West Broad Village acquisition consisted of the use of available cash of $4.7 million, $35.0 million of like-kind exchange proceeds from certain of the Company’s previously completed property dispositions, and a draw on the Company’s unsecured revolving credit facility of $53.0 million for total sources of $92.7 million. The West Broad Village acquisition is summarized as follows: purchase price of $93.85 million plus closing costs of $0.7 million, for a total acquisition cost of $94.6 million, as allocated pursuant to Note [A] above, less $1.9 million of credits received at closing which are reflected as an increase in Accrued and Other Liabilities and Deferred Revenue of $1.5 million and $0.4 million, respectively, for total uses of $92.7 million. The like-kind exchange proceeds utilized in the West Broad Village acquisition were received from sales made subsequent to the June 30, 2022 balance sheet date, of which transactions are not reflected in the Pro Forma financial statements.

Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2022

[A] Represents adjustments to income property revenues totaling $7.6 million in the aggregate, based on the calculation of rent on a straight-line basis utilizing the existing lease terms, and related direct costs of income property revenues totaling $1.8 million in the aggregate for the six months ended June 30, 2022. The Company recognizes rental revenue from operating leases on a straight-line basis over the life of the related leases. The pro forma adjustments reflect the estimated incremental straight-line rental income to be recognized over the remaining life of the leases at Madison Yards and West Broad Village as of the acquisition dates as though they had occurred on January 1, 2021, as compared to the straight-line rental income that had been recorded in (i) the Historical Summary of Revenues and Direct Costs of Revenues of West Broad Village for the relevant periods, and (ii) the Historical Summary of Revenues and Direct Costs of Revenues of Madison Yards filed on July 11, 2022 as Exhibit 99.2 to the Company’s Current Report on Form 8-K pursuant to the requirements under Item 9.01(a) of Form 8-K.

[B] Represents depreciation and amortization of real estate acquired related to Madison Yards and West Broad Village which totaled $1.2 million and $1.7 million, respectively, for the six months ended June 30, 2022 based on the estimated remaining economic useful life for tangible assets and the weighted average remaining lease term for the related intangible assets and intangible liabilities. Capitalized above-and below-market lease values are amortized as a decrease or increase, respectively, to income property revenues which totaled $0.1 million, in the aggregate, for the six months ended June 30, 2022 and is included in the $7.6 million increase to income property revenues referred to in Note [A] above.

[C] Represents additional interest expense of $1.2 million related to the draws on the Company’s revolving credit facility totaling $107.5 million in the aggregate, including (i) $54.5 million in connection with the acquisition of Madison Yards, and (ii) $53.0 million in connection with the acquisition of West Broad Village. The actual closings of the Properties were funded utilizing available cash, $52.5 million of like-kind exchange proceeds from certain of the Company’s previously completed property dispositions, and proceeds from draws on the Company’s revolving credit facility.

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2021

[A] Represents adjustments to income property revenues totaling $15.2 million in the aggregate, based on the calculation of rent on a straight-line basis utilizing the existing lease terms, and related direct costs of income property revenues totaling $3.6 million in the aggregate for the year ended December 31, 2021. The Company recognizes rental revenue from operating leases on a straight-line basis over the life of the related leases. The pro forma adjustments reflect the estimated incremental straight-line rental income to be recognized over the remaining life of the leases at Madison Yards and West Broad Village as of the acquisition dates as though they had occurred on January 1, 2021, as compared to the straight-line rental income that had been recorded in (i) the Historical Summary of Revenues and Direct Costs of Revenues of West Broad Village for the relevant periods, and (ii) the Historical Summary of Revenues and Direct Costs of Revenues of Madison Yards filed on July 11, 2022 as Exhibit 99.2 to the Company’s Current Report on Form 8-K pursuant to the requirements under Item 9.01(a) of Form 8-K.

[B] Represents depreciation and amortization of real estate acquired related to Madison Yards and West Broad Village which totaled $2.4 million and $3.4 million, respectively, for the year ended December 31, 2021, based on the estimated remaining economic useful life for tangible assets and the weighted average remaining lease term for the related intangible assets and intangible liabilities. Capitalized above-and below-market lease values are amortized as a decrease or increase, respectively, to income property revenues which totaled less than $0.3 million for the year ended December 31, 2021 and is included in the $15.2 million increase in income property revenues referred to in Note [A] above.

[C] Represents additional interest expense of $1.6 million related to the draws on the Company’s revolving credit facility totaling $107.5 million in the aggregate, including (i) $54.5 million in connection with the acquisition of Madison Yards, and (ii) $53.0 million in connection with the acquisition of West Broad Village. The actual closings of the Properties were funded utilizing available cash, $52.5 million of like-kind exchange proceeds from certain of the Company’s previously completed property dispositions, and proceeds from draws on the Company’s revolving credit facility, which occurred subsequent to June 30, 2022.

NOTE 3. SUBSEQUENT EVENTS

Effective July 1, 2022, the Company’s common stock split three-for-one. The additional shares are not reflected in the Pro Forma financial statements as such stock split occurred subsequent to the June 30, 2022 balance sheet date.